UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 10, 2026

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. V

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	85-2412613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

524 Broadway 11th Floor New York, NY	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAG
Rights	MCAGR
Units	MCAGU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the special meeting of stockholders held on November 10, 2026 (the “Special Meeting”), Mountain Crest Acquisition Corp. V (the “Company”), through amendment number 6 (“Amendment No. 6”), amended its Amended and Restated Certificate of Incorporation (the “Charter”), to (a) modify the terms and extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination to May 16, 2027, by revising paragraph E of Article Sixth of the Charter. Amendment No. 6 was filed with the Delaware Secretary of State on November 10, 2026.

Amendment No. 6 is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 10, 2026, the Company held the Special Meeting. On September 14, 2026, the record date for the Special Meeting, there were 2,873,023 shares of common stock of the Company entitled to be voted at the Special Meeting, among which 2,595,195 shares of common stock of the Company or 90.33% were represented in person or by proxy.

1.	Extension Proposals

Stockholders approved the proposal (the “Extension Proposal”) to amend the Company’s amended and restated certificate of incorporation, as amended, to extend Business Combination Period to May 16, 2027, by revising paragraph E of Article Sixth of the Charter.

Approval of the Extension Proposal required the affirmative vote of at least a majority of the Company’s outstanding common shares. The Extension Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,595,195	0	0	0

The Extension Proposal was approved by stockholders holding 90.33% of the votes cast.

Item 8.01.	Other Events.

In connection with the stockholders’ vote at the Special Meeting held on November 10, 2026, stockholders tendered 64,297 shares of the Company’s publicly traded common stock for redemption.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Amendment No. 6 to the Amended and Restated Certificate of Incorporation of Mountain Crest Acquisition Corp. V
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026

MOUNTAIN CREST ACQUISITION CORP. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

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